January 17, 2001

                        MARTIN CAPITAL OPPORTUNITY FUNDS

                            SUPPLEMENT TO PROSPECTUS

                              DATED August 30, 2000

The Board of Trustees has determined to redeem all outstanding shares of the Texas Opportunity Fund and the Austin Opportunity Fund, due to their relatively small asset size and lack of investor interest. It is clear that these funds will not bring in enough assets within the foreseeable future to justify their respective expenses. Each Fund will be shut down on January 31, 2001. Effective immediately, each Fund will no longer pursue its stated investment objective and instead will begin liquidating its portfolio and investing in cash equivalents, money market funds and investment grade debt securities. These changes in strategy and investments will begin immediately and will remain in effect until each Fund's shares have been redeemed. Any shareholders that have not redeemed their shares in these Funds prior to January 31, 2001 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

This decision does not impact the U.S. Opportunity Fund, whose operations will continue.

         This supplement and the Prospectus dated August 1, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 2000, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-888-336-9757.